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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                                January 31, 2006

                        (Date of earliest event reported)


                               CITY NETWORK, INC.
               (Exact name of registrant as specified in charter)

                                     Nevada
         (State or other Jurisdiction of Incorporation or Organization)

       001-31954                                            98-0467944
(Commission File Number)                       (IRS Employer Identification No.)

                            2F-1, No. 16 Jian Ba Road
                                  Chung Ho City
                         Taipei County 235, Taiwan, ROC
              (Address of Principal Executive Offices and zip code)

                               011-886-2-8226-5566
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
    CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

     On January 31, 2006, Lichter, Yu & Associates ("Lichter Yu") informed City Network, Inc. (the "Company") that Lichter Yu resigned as the Company's independent registered public accounting firm, effective that date. The Company is in the process of seeking the engagement of a new independent registered public accounting firm for the year ended December 31, 2005.

     The reports of Lichter Yu on the Company's consolidated financial statements for the fiscal year ended February 29, 2004 and the transition period ended December 31, 2004 did not contain an adverse opinion or a disclaimer of opinion and were not modified as to uncertainty, audit scope, or accounting principles.

     Lichter Yu did not seek the approval of the Company's board of directors or audit committee in connection with such resignation. Accordingly, neither the Company's board of directors nor audit committee recommended or approved the resignation of Lichter Yu.

     In connection with the audits of the Company's consolidated financial statements for the fiscal year ended February 29, 2004, the transition period ended December 31, 2004, and in the subsequent interim periods preceding Lichter Yu's resignation, there were no disagreements between the Company and Lichter Yu on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Lichter Yu, would have caused Lichter Yu to make reference to the matter in its report.

     The Company has provided Lichter Yu with a copy of this Current Report on Form 8-K and requested Lichter Yu to furnish it with a letter addressed to the Securities and Exchange Commission stating whether Lichter Yu agrees with the statements made by the Company in the second, third and fourth paragraphs herein, and, if not, stating the respects in which it does not agree. A copy of such letter, dated February 3, 2006, is filed as Exhibit 16.1 to this Form 8-K.

     On February 6, 2006, the Company engaged Simon & Edward, LLP ("Simon") to serve as its new principal independent accountants for its financial statements for the year ended December 31, 2005. The decision to engage Simon as the Company's principal independent accountants was approved by the Company's Board of Directors. During the two most recent fiscal years and in the subsequent interim period prior to February 6, 2006, the Company did not consult with Simon regarding (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's consolidated financial statements and no written or oral advice was provided by Simon that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement or event, as set forth in Item 304(a)(1)(iv) of Regulation S-B.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (d) Exhibits

     Exhibit No.                        Description
     -----------                        -----------

        16.1 Letter of Lichter, Yu & Associates to the Securities and Exchange Commission.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CITY NETWORK, INC.


                                     By: /s/ Tiao-Tsan Lai
                                        ----------------------------------------
                                     Name: Tiao-Tsan Lai
                                     Title: Chairman and Chief Executive Officer


Dated: February 6, 2006

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                                  EXHIBIT INDEX


     Exhibit No.                        Description
     -----------                        -----------

        16.1 Letter of Lichter, Yu & Associates to the Securities and Exchange Commission.